Filed pursuant to Rule 497(e)
Registration Number :  33-25716:811-5697



THE CHAPMAN US TREASURY MONEY FUND
THE CHAPMAN INSTITUTIONAL CASH MANAGEMENT FUND

Supplement dated March 3, 1998
to the Prospectus dated March 2, 1998

The sixth paragraph on the first page of the Prospectus is revised by deleting the second and third sentence and adding the following:
It is a wholly-owned subsidiary of Chapman Capital Holdings, Inc. Shares are distributed by The Chapman Co., the only minority controlled full service securities firm headquartered in Maryland (the "Distributor"). The Distributor is a wholly-owned subsidiary of Chapman Holdings, Inc.